                                                                   EXHIBIT 10.34





                        GUARANTY OF OMEGA CABINETS, LTD.

          THIS GUARANTY, dated as of January 29, 1999, is made and given by OMEGA CABINETS, LTD., a Delaware corporation (the "Guarantor").

                                    RECITALS

Pursuant to a certain credit agreement dated January 29, 1999, made among 3578275 Canada Inc. (the "Borrower"), Canadian Imperial Bank of Commerce, in its own capacity as a Lender and as Agent for the other Lenders, and various other Lenders therein set out, the Lenders agreed to provide credit facilities to the Borrower, subject to the terms and on the conditions therein set forth, as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time (the "Credit Agreement"). CAPITALIZED TERMS USED IN THIS GUARANTY WITHOUT DEFINITION SHALL HAVE THE MEANING GIVEN IN THE CREDIT AGREEMENT.

B. It is a condition precedent to the obligation of the Lenders to extend credit accommodations pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by the Guarantor.

C.  The Borrower is an indirect wholly-owned subsidiary of the Guarantor.

D. The Guarantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Lenders and finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to the Lenders.

          NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Lenders as follows:

Section 1.  Defined Terms.  As used in this Guaranty, the following terms shall
            -------------
have the meaning indicated:

"Affiliate" When used with reference to any Person, (a) each Person that,
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directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, five percent or more of the equity interest), (c) each Person, ten percent or more of the voting stock (or if such Person is not a corporation, ten percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

"Affiliate Debt" shall mean indebtedness owing to the Guarantor from any
 --------------
Affiliate.

"Agent" shall mean Canadian Imperial Bank of Commerce, acting as agent for the
 -----
benefit of itself and the other Lenders, or such other Person as may be appointed as "Agent" under the Credit Agreement, from time to time.

"Lenders" shall mean the institutions that are from time to time party to the
 -------
Credit Agreement as Lenders, as defined as such therein, and "Lender" shall mean any one of them.

"Borrower" shall have the meaning indicated in Recital A.
 --------

"Credit Agreement" shall have the meaning indicated in Recital A.
 ----------------

"Guarantor" shall have the meaning indicated in the opening paragraph hereof.
 ---------

"Instrument" shall mean a draft, check, certificate of deposit, note, bill of
 ----------
exchange, security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

"Intercreditor Agreement" The Intercreditor Agreement dated as of January 29,
 -----------------------
1999, made by and among Canadian Imperial Bank of Commerce, the other Lenders thereunder, U.S. Bank National Association, and the other lenders that are parties to the Omega Credit Agreement.

"Obligations" has the meaning ascribed thereto in the Credit Agreement.
 -----------

"Person" shall mean any individual, corporation, partnership, joint venture,
 ------
firm, association, trust, unincorporated organization, government or governmental agency or political subdivision, limited liability company or partnership or any other entity, whether acting in an individual, fiduciary or other capacity.

Section 2.  The Guaranty.  The Guarantor hereby absolutely and unconditionally
            ------------
guarantees to the Lenders and the Agent the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

Section 3.  Continuing Guaranty.  This Guaranty is a complete and continuing
            -------------------
guaranty of payment and performance of the Obligations. This Guaranty being a guarantee of payment and not of collectibility and being absolute and unconditional, the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor's liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Lenders and the Agent is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to any Lender. For further certainty, and without in any way limiting the generality of the foregoing or any provisions hereafter, the Guarantor agrees that to the extent permitted by applicable law, the Lenders' rights under this Guarantee will not be prejudiced by the existence or occurrence (with or without the knowledge or consent of the Guarantor), of any of the following:

     (i) any act or omission on the part of the Agent or the Lenders which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification, or any other reimbursement from the Borrower or any Person, or otherwise act as a deemed release or discharge; or any action which any of the Agent or the Lenders or the Borrower may take or refrain from taking with respect to the Obligations;

     (ii) to the extent permitted by applicable law, any incapacity, disability, or lack or limitation of status or of the power of the Borrower or of the Borrower's directors, managers, officers or agents; the discovery that the Borrower is not or may not be a legal entity; or any irregularity, defect or informality in the incurring of any of the Obligations; or

     (iii) the invalidity, unenforceability, or irrecoverability of any of the Obligations as against the Borrower, or any other Person.

Section 4.  Other Transactions.  Each of the Lenders and the Agent is expressly
            ------------------
authorized (a) in accordance with the terms of the Credit Agreement, to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrower or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and
(b) to amend, modify, extend or supplement the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor (except for notice in the event of any increase in the amount of the Obligations beyond the Commitments, interest and fees in respect thereof, and any extension of the maturity date thereof; PROVIDED, HOWEVER that failure to give any such notice to the Guarantor
         -----------------
shall not in any way affect the Guarantor's liability hereunder, including any liability for any increased amount of Obligations or any liability beyond the maturity date) and without in any manner affecting the absolute liabilities of the Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of any Lender or the Agent to realize upon any of the Obligations of the Borrower to the Lenders or the Agent, or upon any collateral or security for any or all of the Obligations, nor by the taking by any Lender or the Agent of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by any Lender or the Agent of (or the failure to take or the failure to perfect its security interest in or other Lien on) collateral or security of any kind. Except as otherwise provided herein, no act or omission of any Lender or the Agent, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any additional Person or Persons, that possession of this Guaranty by any Lender or the Agent shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

Section 5.  Actions Not Required.  To the extent permitted by applicable law,
            --------------------
the Guarantor hereby waives any and all right to cause a marshaling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause the Lenders or the Agent to proceed against any security for the Obligations or any other recourse which the Lenders or the Agent may have with respect thereto and further waives any and all requirements that the Lenders or the Agent institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

Section 6.  No Subrogation.  Notwithstanding any payment or payments made by the
            --------------
Guarantor hereunder or any setoff or application of funds of the Guarantor by the Lenders or the Agent, until the Obligations (other than indemnities and other contingent obligations not yet due and payable shall have been paid in full) the Guarantor shall not exercise any right of subrogation to any of the rights of any Lender or the Agent against the Borrower or any other guarantor or any collateral security or guaranty or right of offset held by any Lender or the Agent for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor hereunder.

Section 7.  Application of Payments.  Any and all payments upon the Obligations
            -----------------------
made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, shall be applied by the Lenders and the Agent as provided in the Credit Agreement and the Intercreditor Agreement, respectively.

Section 8.  Recovery of Payment.  If any payment received by any Lender or the
            -------------------
Agent and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of any Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

Section 9.  Borrowers' Financial Condition.  The Guarantor is familiar with the
            ------------------------------
financial condition of the Borrower, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of any Lender or the Agent. Neither the Lenders nor the Agent shall have any obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Lenders' or the Agent's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

Section 10.  Remedies.  All remedies afforded to the Lenders or the Agent by
             --------
reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by any Lender or the Agent, shall be deemed to be in exclusion of any of the other remedies available to any Lender or the Agent and no one such remedy shall in any way limit or prejudice any other legal or equitable remedy which any Lender or the Agent may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to any Lender or the Agent.

Section 11.  Bankruptcy of the Borrower.  The Guarantor expressly agrees that to
             --------------------------
the extent permitted by applicable law, the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

Section 12.  Costs and Expenses.  The Guarantor will pay or reimburse each
             ------------------
Lender and the Agent on demand for all reasonable out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by that Lender or the Agent arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

Section 13.  Waivers and Amendments.  Notwithstanding any provisions to the
             ----------------------
contrary herein, any term of this Guaranty may be amended with the written consent of the Guarantor; provided that no amendment, modification, termination, discharge or waiver of any provision of this Guaranty or consent to any departure herefrom by the Guarantor or other party thereto shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such amendment, modification, termination, discharge, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

Section 14.  Notices.  Except when telephonic notice is expressly authorized by
             -------
this Guaranty, any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or mail (postage prepaid) addressed to such party at the address specified in the Credit Agreement, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from three days after the date of mailing if mailed.

Section 15.  Guarantor Acknowledgments.  The Guarantor hereby acknowledges that
             -------------------------
(a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) the Lenders and the Agent have no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditors, and (c) no joint venture exists between the Guarantor, the Lenders and the Agent.

Section 16.  Representations and Warranties.  The Guarantor hereby represents
             ------------------------------
and warrants to the Lenders and the Agent that:

     16(a) The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

     16(b) The Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate action to authorize such execution, delivery and performance.

     16(c) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     16(d)  The execution, delivery and performance of this Guaranty will not
            (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Guarantor, (ii) violate or contravene any provision of its Articles of Incorporation or bylaws, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. The Guarantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation would have or would be reasonably likely to have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

     16(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Guarantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

     16(f) There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which would be reasonably likely to be determined adversely to the Guarantor, which would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

     16(g) The Guarantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Lenders and the Agent may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefited by the Lenders' extension of credit accommodations to the Borrower and the Lenders and the Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Lenders and the Agent without regard to the receipt, nature or value of any such benefits.

     16(h) All representations and warranties pertaining to the Guarantor made by the Borrower in the Credit Agreement are true and correct.

Section 17.  Covenants.  The Guarantor hereby covenants and agrees that for so
             ---------
long as this Guaranty remains in full force and effect, the Guarantor:

     17(a) shall perform and comply with all covenants made by the Borrower pertaining to the Guarantor in the Credit Agreement;

     17(b) shall use all dividends and other payments from its Affiliates allowed under the Credit Agreement for the purposes set forth in the Credit Agreement; and

     17(c) shall immediately deliver directly to the Agent at the address for service specified in the Credit Agreement, all of the information and documentation relating to the Guarantor from time to time required to be delivered by the Borrower to the Lenders pursuant to section 8.3 -Reporting Requirements of the Credit Agreement in the event that the Borrower fails to do so.

Section 18.  Affiliate Debt.  The Guarantor represents and warrants that there
             --------------
are no Instruments evidencing Affiliate Debt in favor of or assigned to the Guarantor other than the Kitchen Craft Note. The Guarantor hereby covenants and agrees that upon receipt of any such Instrument the Guarantor shall immediately execute documents, which shall be satisfactory in form and substance to the Agent, which pledge such Instrument to the Agent, for the benefit of the Lenders, and deliver such documents, together with such Instrument, to the Agent for the purpose of securing payment of the Obligations.

Section 19.  Continuing Guaranty; Assignments under Credit Agreement.  This
             -------------------------------------------------------
Guaranty shall:

     (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Lenders to extend credit accommodations to the Borrower;

     (b)  be binding upon the Guarantor, its successors and assigns; and

     (c) inure to the benefit of, and be enforceable by, each Lender, the Agent and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), any Lender or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

The Guarantor acknowledges and agrees that this Guarantee and all of the Guarantor's liabilities and obligations hereunder shall survive notwithstanding the amalgamation scheduled to occur forthwith after the execution of this Guarantee between the Borrower and Kitchen Craft of Canada Ltd., and this Guarantee shall continue in full force and effect as if the company resulting from such amalgamation was the Borrower hereunder and the Obligations were the obligations of such company.

Section 20.  Reaffirmation.  The Guarantor agrees that when so requested by any
             -------------
Lender or the Agent from time to time it will promptly execute and deliver to such Lender or the Agent a written reaffirmation of this Guaranty in such form as such Lender or the Agent may require.

Section 21.  Revocation.  Notwithstanding any other provision hereof, the
             ----------
Guarantor may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by the Agent. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Agent of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Lenders or the Agent prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or any interest accrued or accruing on such Obligations, or all other costs, expenses and attorneys' fees arising from such Obligations.

Section 22. The Guarantor hereby agrees to make all payments required to be made under this Guarantee without regard to any right of setoff or counterclaim that it has or may have against the Borrower or any Lender.

Section 23. The Lenders will not be liable to the Guarantor for any of their employees, officers, directors or agents, or any receivers appointed by the Lenders, in the course of any of its or their actions, or for any act or omission on the part of the Lenders, except for their own gross negligence or wilful misconduct.

Section 24. Except for demonstrable errors or omissions, the amount appearing due in any account stated by the Lenders or settled between the Lenders and the Borrower will be prima facie evidence as to that amount being due.

Section 25. The Guarantor postpones and subordinates in favour of the Lenders, all debts and liabilities that the Borrower now owes (other than the Kitchen Craft Note) or later may from time to time owe to the Guarantor in any manner until the Lenders are paid in full, except as may otherwise be agreed in writing by the Majority Lenders. The Guarantor further assigns to the Lenders all such debts and liabilities, to the extent of the Obligations, until the Lenders are paid in full. If the Guarantor receives any monies in payment of any of such debts and liabilities, the Guarantor will hold them in trust for, and will immediately pay them to, the Lenders without reducing the Guarantor's liability under this Guarantee.

Section 26.  Governing Law and Construction.  THE VALIDITY, CONSTRUCTION AND
             ------------------------------
ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE , WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 27.  Consent to Jurisdiction.  AT THE OPTION OF THE LENDERS OR THE
             -----------------------
AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR DELAWARE STATE COURT; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE LENDERS OR THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 28.  Waiver of Jury Trial.  EACH OF THE GUARANTOR, EACH LENDER AND THE
             --------------------
AGENT, BY THEIR ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 29.  Counterparts.  This Guaranty may be executed in any number of
             ------------
counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 30.  General.  All representations and warranties contained in this
             -------
Guaranty or in any other agreement between the Guarantor and the Lenders or the Agent shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty. Any provision of this Guarantee that is void or unenforceable in a jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions. This Guarantee is in addition and without prejudice to any security of any kind now or in the future held by the Lenders. There are no representations, collateral agreements or conditions with respect to, or affecting the Guarantor's liability under this Guarantee other than as contained in this Guarantee.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:                          OMEGA CABINETS, LTD.


                                      /s/ Donald E. Cihak





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